UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  August 4, 2006

Community Capital Corporation
(Exact Name of Registrant as Specified in Its Charter)

South Carolina
(State or Other Jurisdiction of Incorporation)

0-18460	57-0866395
(Commission File Number)	(I.R.S. Employer Identification)

1402-C Highway 72, Greenwood, South Carolina 29649
(Address, Including Zip Code of Principal Executive Offices)

(864) 941-8200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 4, 2006, David P. Allred, M.D. resigned from the Board of Directors of Community Capital Corporation, and from the Board of Directors of its subsidiary, CapitalBank. Dr. Allred has been a director of Community Capital Corporation since April 1988. As set forth in Dr. Allred’s written resignation, a copy of which is attached as Exhibit 99.1 to this Report on Form 8-K, Dr. Allred’s decision to resign was based on his concluding that he did not have “the time to put into preparation that I feel a good board member must spend.” A copy of this Report has been provided to Dr. Allred.

Item 9.01  Financial Statements and Exhibits.

(a) - (c) Not applicable.

(d)      Exhibits

99.1    Resignation of David P. Allred, M.D. dated August 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY CAPITAL CORPORATION

Date: August 9, 2006	By:	/s/ R.Wesley Brewer

R.Wesley Brewer Its: Chief Financial Officer

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